Exhibit 99.42

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-G

KEY PERFORMANCE FACTORS
September 30, 1999



Expected B Maturity 07/15/2004


Blended Coupon 6.3560%


Excess Protection Level
3 Month Average   4.93%
September, 1999   5.71%
August, 1999   4.14%
July, 1999  N/A


Cash Yield18.00%


Investor Charge Offs 4.60%


Base Rate 7.69%


Over 30 Day Delinquency 4.90%


Seller's Interest 6.99%


Total Payment Rate14.16%


Total Principal Balance$45,780,732,257.76


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$3,198,912,739.27